GNA VARIABLE INVESTMENT ACCOUNT

Financial Statements

Year ended December 31, 2003

(With Independent Auditors’ Report Thereon)

GNA VARIABLE INVESTMENT ACCOUNT

December 31, 2003

Independent Auditors’ Report

Contract Owners

GNA Variable Investment Account

and

The Board of Directors

General Electric Capital Assurance Company:

We have audited the accompanying statements of assets and liabilities of GNA Variable Investment Account (the Account) (comprising the GE Investments Funds, Inc. — Income, International Equity, Mid-Cap Value Equity, Money Market, Premier Growth Equity, and U.S. Equity Funds) as of December 31, 2003, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two year period then ended, and the financial highlights for each of the years in the three year period then ended. These financial statements and financial highlights are the responsibility of the Account’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2003 by correspondence with the transfer agent of the underlying mutual funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the portfolios constituting the GNA Variable Investment Account as of December 31, 2003, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two year period then ended, and their financial highlights for each of the years in the three year period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ KPMG LLP

Richmond, Virginia

February 18, 2004

GNA VARIABLE INVESTMENT ACCOUNT

Statements of Assets and Liabilities

December 31, 2003

	GE Investments Funds, Inc.
	Income Fund	International Equity Fund	Mid-Cap Value Equity Fund	Money Market Fund	Premier Growth Equity Fund	U.S. Equity Fund
Assets
Investments at fair market value (note 2a)	$23,877,588	7,935,885	4,409,581	423,993	4,769,426	5,008,620
Receivable from affiliate (note 4b)	2,932	7,350	6,167	13,519	6,245	8,872

Total assets	23,880,520	7,943,235	4,415,748	437,512	4,775,671	5,017,492

Net Assets
Attributable to:
Deferred variable annuity contract holders	$1,312,922	580,281	4,415,748	437,512	4,733,142	4,974,044
General Electric Capital Assurance Company (note 4c)	22,567,598	7,362,954	—	—	42,529	43,448

Net assets	$23,880,520	7,943,235	4,415,748	437,512	4,775,671	5,017,492

Outstanding units attributable to contract holders (note 5)	99,246	55,698	301,406	38,097	305,464	395,576

Net asset value per unit	$13.23	10.42	14.65	11.48	15.49	12.57

Investments in securities, at cost	$25,598,781	12,717,625	3,577,569	423,993	3,809,737	4,388,061

Shares outstanding	1,893,544	931,442	252,264	423,993	67,690	159,105

See accompanying notes to financial statements.

GNA VARIABLE INVESTMENT ACCOUNT

Statements of Operations

	GE Investments Funds, Inc.
	Income Fund	International Equity Fund	Mid-Cap Value Equity Fund	Money Market Fund	Premier Growth Equity Fund	U.S. Equity Fund
	Year ended December 31, 2003
Investment income (expense):
Income — Ordinary dividends	$1,021,525	64,727	49,682	33,717	7,172	41,063
Expenses:
Mortality and expense risk charges (note 4a)	21,035	7,469	56,507	9,158	61,934	64,427

Net investment income (expense)	1,000,490	57,258	(6,825)	24,559	(54,762)	(23,364)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss)	16,507	(141,617)	50,498	—	(4,465,529)	(5,879,752)
Unrealized appreciation (depreciation) on investments	(584,350)	2,272,857	2,876,859	—	6,371,574	7,715,696
Capital Gain Distributions	383,064	—	—	—	—	—

Net realized and unrealized gain (loss) on investments	(184,779)	2,131,240	2,927,357	—	1,906,045	1,835,944

Increase in net assets from operations	$815,711	2,188,498	2,920,532	24,559	1,851,283	1,812,580

See accompanying notes to financial statements.

GNA VARIABLE INVESTMENT ACCOUNT

Statements of Changes in Net Assets

	GE Investments Fund, Inc.
	Income Fund		International Equity Fund		Mid-Cap Value Equity Fund
	Year Ended December 31,		Year Ended December 31,		Year Ended December 31,
	2003	2002	2003	2002	2003	2002
Increase (decrease) in net assets
From operations:
Net investment income (loss)	$1,000,490	632,930	57,258	58,356	(6,825)	17,882
Net realized gain (loss) on investments	16,507	(15,835)	(141,617)	(160,589)	50,498	(35,914)
Unrealized appreciation (depreciation) on investments	(584,350)	1,203,488	2,272,857	(1,801,224)	2,876,859	(1,722,726)
Capital gain distributions	383,064	280,265	—	—	—	56,465

Increase (decrease) in net assets from operations	815,711	2,100,848	2,188,498	(1,903,457)	2,920,532	(1,684,293)

From capital transactions:
Net effect of transactions by General Electric Capital Assurance Company	22,659	28,319	14,266	12,692	(7,678,406)	74,128
Net certificate purchase payments	18	1,000	1,003	1,000	1,305	4,003
Transfers to the general account of General Electric Capital Assurance Company:
Surrender Benefits	(353,142)	(969,558)	(129,909)	(253,972)	(630,585)	(1,019,460)
Transfers (to) from the Fixed MGA Account	—	(7,230)	(3,888)	(79,660)	21	(31,227)
Transfers (to) from other subaccounts	(30,016)	141,852	(2,797)	(488)	20,267	(179,875)

Decrease in net assets from capital transactions	(360,481)	(805,617)	(121,325)	(320,428)	(8,287,398)	(1,152,431)

Increase (decrease) in net assets	455,230	1,295,231	2,067,173	(2,223,885)	(5,366,866)	(2,836,724)

Net assets at beginning of year	23,425,290	22,130,059	5,876,062	8,099,947	9,782,614	12,619,338

Net assets at end of year	$23,880,520	23,425,290	7,943,235	5,876,062	4,415,748	9,782,614

Changes in units (note 5):
Units purchased	1	11,722	113	114	1,755	320
Units redeemed	(29,035)	(80,151)	(15,349)	(38,253)	(51,246)	(98,433)

Net decrease in units from capital transactions with certificate holders during the year ended December 31, 2003	(29,034)	(68,429)	(15,236)	(38,139)	(49,491)	(98,113)

GNA VARIABLE INVESTMENT ACCOUNT

Statements of Changes in Net Assets, Continued

	GE Investments Fund, Inc. (Continued)
	Money Market Fund		Premier Growth Equity Fund		U.S. Equity Fund
	Year Ended December 31,		Year Ended December 31,		Year Ended December 31,
	2003	2002	2003	2002	2003	2002
Increase (decrease) in net assets
From operations:
Net investment income (loss)	$24,559	55,707	(54,762)	(77,113)	(23,364)	81,743
Net realized gain (loss) on investments	—	—	(4,465,529)	(33,012)	(5,879,752)	(126,629)
Unrealized appreciation (depreciation) on investments	—	—	6,371,574	(3,626,015)	7,715,696	(4,681,044)
Capital gain distributions	—	—	—	66	—	—

Increase (decrease) in net assets from operations	24,559	55,707	1,851,283	(3,736,074)	1,812,580	(4,725,930)

From capital transactions:
Net effect of transactions by General Electric Capital Assurance Company	(3,801,348)	14,529	(9,465,214)	85,623	(14,437,012)	98,234
Net certificate purchase payments	—	65,400	1,129	17,825	103	357
Transfers to the general account of General Electric Capital Assurance Company:
Surrender Benefits	(297,178)	(447,833)	(574,046)	(1,345,414)	(531,124)	(1,923,063)
Transfers (to) from the Fixed MGA Account	5,743	(220,306)	(84,256)	(170,285)	(127,403)	(270,227)
Transfers (to) from other subaccounts	(126,372)	399,049	109,982	(249,621)	28,938	(110,917)

Decrease in net assets from capital transactions	(4,219,155)	(189,161)	(10,012,405)	(1,661,872)	(15,066,498)	(2,205,616)

Increase (decrease) in net assets	(4,194,596)	(133,454)	(8,161,122)	(5,397,946)	(13,253,918)	(6,931,546)

Net assets at beginning of year	4,632,108	4,765,562	12,936,793	18,334,739	18,271,410	25,202,956

Net assets at end of year	$437,512	4,632,108	4,775,671	12,936,793	5,017,492	18,271,410

Changes in units (note 5):
Units purchased	480	40,063	8,339	1,287	2,805	31
Units redeemed	(35,400)	(57,633)	(49,405)	(127,416)	(63,614)	(199,808)

Net decrease in units from capital transactions with certificate holders during the year ended December 31, 2003	(34,920)	(17,570)	(41,066)	(126,129)	(60,809)	(199,777)

See accompanying notes to financial statements.

GNA VARIABLE INVESTMENT ACCOUNT

Notes to Financial Statements

December 31, 2003

(1)	Description of Entity

GNA Variable Investment Account (the Account) is a separate investment account established in 1981 by Great Northern Insured Annuity Corporation (GNA) pursuant to laws of the State of Washington. The Account is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as a unit investment trust. General Electric Capital Assurance Company (GECA) is a stock life insurance company operating under a charter granted by the State of Delaware. Originally, GECA was organized under the laws of the State of Washington in 1956 as United Pacific Life Insurance Company. On May 12, 1992, GECA redomesticated to Delaware. On July 14, 1993, 100% of GECA’s outstanding capital stock was sold to General Electric Capital Corporation (GE Capital) pursuant to a Stock Purchase Agreement, following regulatory approval by the Delaware Department of Insurance. GE Capital subsequently contributed GECA to its wholly owned subsidiary, GNA Corporation, (GNA), which was subsequently contributed to GE Financial Assurance Holdings, Inc. (GE Financial Assurance). On April 1, 1994, there was a name change to General Electric Capital Assurance Company.

GE Financial Assurance indirectly owns 100% of GECA’s outstanding common stock. All of GECA’s outstanding non-voting preferred stock is owned by GNA Corporation. GE Financial Assurance is a wholly owned subsidiary of GEI, Inc. (GEI). GEI is a wholly owned subsidiary of GE Capital, which in turn is wholly owned, directly or indirectly, by General Electric Company (GE).

On November 18, 2003, GE announced its intention to pursue an initial public offering (IPO) of a new company named Genworth Financial, Inc. (Genworth Financial). In connection with the IPO, GE will transfer, among other things, substantially all of the life insurance businesses currently operating within GE Financial Assurance Holdings, Inc., including GECA, to Genworth Financial. GE expects to complete the IPO in the first half of 2004, subject to market conditions and receipt of various regulatory approvals.

GECA principally offers life and health insurance. GECA does business in the District of Columbia and all states except New York. The principal offices are located at 6604 West Broad Street, Richmond, Virginia 23230.

The Account holds certain benefits for group and individual deferred variable annuity contracts issued by GECA. No new contracts are issued in the Account; however, existing certificate holders can continue to add purchase payments to their contract.

(2)	Summary of Significant Accounting Policies

(a) Investments

Investments are stated at fair market value, which is based on the net asset value per share of the respective underlying portfolios. Purchases and redemptions of investments are recorded on the day the request for purchase or redemption is received (Valuation Day), while distributions are recorded on the ex-dividend date. Realized gains and losses on investments are determined on the average cost basis. Units and unit values are disclosed as of the last Valuation Day of the applicable year or period.

(b) Federal Income Taxes

The operations of the Account are a part of, and are taxed with, the operations of GECA. Therefore, the Account is not separately taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). Under existing federal income tax laws, investment income and capital gains of the Account are not taxed. Accordingly, the Account paid no federal income taxes and no federal income tax payment was required. GECA is taxed as a life insurance company under the Code.

GNA VARIABLE INVESTMENT ACCOUNT

Notes to Financial Statements — Continued

December 31, 2003

(c) Use of Estimates

Financial statements prepared in conformity with accounting principles generally accepted in the United States of America require management to make estimates and assumptions that affect amounts and disclosures reported therein. Actual results could differ from those estimates.

(d) Reclassifications

Certain prior year amounts in the accompanying financial statements have been reclassified to conform to the current year’s presentation. There is no impact on net assets from these reclassifications.

(3)	Purchases and Sales of Investments

The aggregate cost of investments acquired and the aggregate proceeds of investments sold, for the year ended December 31, 2003 were:

Fund/Portfolio	Cost of Shares Acquired	Proceeds from Shares Sold
GE Investments Funds, Inc.:
Income Fund	$1,505,715	$485,573
International Equity Fund	122,679	194,096
Mid-Cap Value Equity Fund	289,496	8,589,886
Money Market Fund	231,776	4,439,891
Premier Growth Equity Fund	402,306	10,475,717
U.S. Equity Fund	296,544	15,395,277

(4)	Related Party Transactions and Certificate Charges

(a) General Electric Capital Assurance

Net certificate purchase payments transferred from GECA to the Account represent gross purchase payments recorded by GECA on its group deferred variable annuity products, less deductions for premium taxes in certain states. A withdrawal charge (contingent deferred sales charge) may be assessed against certain amounts withdrawn within five years of any purchase payment. Subject to certain limitations, this charge equals 5% during the first two years the purchase payment is allocated to the certificate and then declines over the next five years to 0%.

Participants may transfer amounts among the Account’s portfolios and the Fixed MGA Account. The Fixed MGA Account is part of the general account of GECA.

Each year GECA deducts a certificate maintenance charge of $40 from each certificate. GECA assesses this fee as partial compensation for certain administrative services. GECA will waive the certificate maintenance charge if, at the time of the assessment, the certificate value is $40,000 or greater.

GECA charges to the certificate’s assets allocated to the Account, an administration charge equal to an annual effective rate of .15% of the average daily net assets allocated to the participant’s Account, as partial compensation for certain administrative services.

GECA charges to the certificate’s assets allocated to the Account, a mortality and expense risk charge equal to annual effective rate of 1.25% of average daily net assets allocated to the participant’s Account, for the mortality and expense risk that GECA assumes.

Units are not assigned to capital transactions to GECA and no certificate or contract charges are assessed against GECA’s net assets.

GNA VARIABLE INVESTMENT ACCOUNT

Notes to Financial Statements — Continued

December 31, 2003

(b) Receivable From Affiliate

Receivable from affiliate represents receivable from GECA attributable to decreases in share values between the date charges and deductions are assessed and the dates corresponding shares are redeemed.

(c) Capitalization

Affiliates of the Account have capitalized certain portfolios of GE Investments Funds, Inc.

(d) Capital Brokerage Corporation

Capital Brokerage Corporation (CBC), an affiliate of GE Capital, is a Washington Corporation registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. CBC serves as the distributor and principal underwriter for variable annuity contracts issued by GECA. GECA pays commissions and other marketing related expenses to CBC. Certain officers and directors of GECA are also officers and directors of CBC.

(e) GE Investments Funds, Inc

GE Asset Management Incorporated (Investment Advisor), an indirect wholly owned subsidiary of GE, currently serves as investment advisor to GE Investments Funds, Inc. As compensation for its services, the Investment Advisor is paid an investment advisory fee by the portfolio based on average daily net assets at an effective annual rate of .50% for the Income Fund, 1.00% maximum for the International Equity Fund which declines incrementally as the portfolio’s assets increase, .65% for the Mid-Cap Value Equity, .50% maximum for the Money Market Fund which declines incrementally as the portfolio’s assets increase, .65% for the Premier Growth Equity Fund, and .55% for the U.S. Equity Fund.

(5)	Capital Transactions

All dividends and capital gain distributions of the portfolios are automatically reinvested in shares of the portfolios at their net asset value on the date of distribution. In other words, portfolio dividends or portfolio distributions are not paid to certificate owners as additional units, but instead are reflected in unit values.

The decrease in outstanding units and amounts by subaccount from capital transactions for the years ended December 31, 2003 and 2002 is reflected in the Statements of Changes in Net Assets.

(6)	Financial Highlights

A summary by type and by subaccount of the outstanding units, unit values, net assets, expense ratios, investment income ratios, and total return ratios for the years ended December 31, 2003, 2002 and 2001 follows.

Expenses as a percentage of average net assets represent the annualized contract expenses of the Account, consisting of the mortality and expense risk charges and administrative expenses for each period indicated. The expense ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to the certificate holder’s accounts through the redemption of units and expenses of the underlying portfolios are excluded.

The investment income ratio represents the ordinary dividends received by the Account from the underlying portfolios, divided by average net assets.

The total return below represents the annual total return for the periods indicated and includes deductions for expenses assessed through the daily unit value calculation. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.

GNA VARIABLE INVESTMENT ACCOUNT

Notes to Financial Statements — Continued

December 31, 2003

Standardized total returns shown separately in sales materials for a product supported by the Account include the maximum charges that may be assessed under the contract and/or certificate through both the daily unit value calculation and the redemption of units. Accordingly, these standardized total returns will generally reflect a lower return than the total return below.

	Units	Net Assets		Expenses as a % of Average Net Assets	Investment Income Ratio	Total Return
		Unit Value	000s
GE Investments Funds, Inc.:
Income Fund
2003	99,246	$13.23	$23,880	1.40%	4.31%	2.16%
2002	128,280	12.95	23,425	1.40%	2.90%	8.36%
2001	196,709	11.95	22,130	1.40%	4.85%	5.93%
International Equity Fund
2003	55,698	10.42	7,943	1.40%	1.00%	36.01%
2002	70,934	7.66	5,876	1.40%	1.01%	(24.90)%
2001	109,073	10.20	8,100	1.40%	0.87%	(21.97)%
Mid-Cap Value Equity Fund
2003	301,406	14.65	4,416	1.40%	0.50%	31.04%
2002	350,897	11.18	9,783	1.40%	0.81%	(14.97)%
2001	449,010	13.14	12,619	1.40%	0.68%	(1.08)%
Money Market Fund
2003	38,097	11.48	438	1.40%	0.82%	(.83)%
2002	73,017	11.58	4,632	1.40%	1.48%	0.06%
2001	90,587	11.57	4,766	1.40%	3.96%	2.53%
Premier Growth Equity Fund
2003	305,464	15.49	4,776	1.40%	0.10%	27.11%
2002	346,530	12.19	12,937	1.40%	0.04%	(22.12)%
2001	472,659	15.65	18,335	1.40%	0.90%	(10.41)%
U.S. Equity Fund
2003	395,576	12.57	5,017	1.40%	0.46%	21.61%
2002	456,385	10.34	18,271	1.40%	0.82%	(20.39)%
2001	656,162	12.99	25,203	1.40%	0.65%	(9.75)%